UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23636

AFA Multi-Manager Credit Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

Registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: April 30

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKOLDERS.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

AFA MULTI-MANAGER CREDIT FUND
(A Delaware Statutory Trust)

Semi-Annual Report

October 31, 2022

(Unaudited)

Table of Contents

Schedule of Investments	2
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Net Assets	6
Statement of Cash Flows	7
Financial Highlights	8
Notes to Financial Statements	9
Additional Information	20
Privacy Notice	22

AFA MULTI-MANAGER CREDIT FUND
Schedule of Investments
October 31, 2022 (unaudited)

	Geographic Region	Acquisition Date	Redemption Frequency	Notice Period (Days)	Cost	Fair Value	Percent of Net Assets
Investments in Investment Funds
Primary Investment Funds
Commercial Asset Based Lending (9.93%)
Callodine Asset Based Loan Fund II, LP(a)(b)	North America	September, 2022	N/A	N/A	$4,264,582	$4,304,382	9.93%
Commercial Real Estate Bridge Lending (20.70%)
Alcova Capital Yield Premium Fund, L.P.(a)	North America	August, 2021	N/A	90	8,900,000	8,972,575	20.70%
Diversified Asset-Based Lending (22.18%)
OHPC LP(a)(b)	North America	April, 2022	Quarterly	90	9,500,000	9,615,165	22.18%
Financial Asset Based Lending (2.79%)
CoVenture Credit Opportunities Partners Fund LP(a)(b)	North America	July, 2022	Quarterly	90	1,196,941	1,210,957	2.79%
Ginnie Mae Early Buyout (4.16%)
Lynx EBO Fund II(B) SP(a)(b)	North America	October, 2021	N/A	N/A	2,100,000	1,805,617	4.16%
Opportunistic Real Estate Lending (8.87%)
Mavik Real Estate Special Opportunities Fund, LP(a)(b)	North America	July, 2022	N/A	N/A	3,986,473	3,845,847	8.87%
Portfolio Finance (11.46%)
HCM U.S. Feeder, LP(a)(b)	North America	July, 2022	Semi-Annual	90	5,000,000	4,969,884	11.46%
Residential Real Estate Development Lending (16.54%)
1 Sharpe Income ADV LP(a)(b)	North America	July, 2021	Semi-Annual	90	6,700,000	7,173,090	16.54%
Structured Credit (11.97%)
Brigade Structured Credit Fund LP(a)(b)	North America	July, 2021	Quarterly	60	1,600,800	1,532,943	3.54%
Serone Multi-Strategy Credit U.S. Feeder LP(a)(b)	North America	September, 2021	Monthly	60	3,900,000	3,653,255	8.43%
Total Primary Investments (Cost $47,148,796) (108.60%)					47,148,796	47,083,715
Total Investments in Investment Funds (Cost $47,148,796) (108.60%)					47,148,796	47,083,715

Short-Term Investments
Money Market Fund (2.26%)
Fidelity Colchester Street Trust - Treasury Portfolio - Class I, 2.98%, 980,788 Shares(c)					980,788	980,788	2.26%
Total Short-Term Investments (Cost $980,788) (2.26%)					980,788	980,788

Total Investments (Cost $48,129,584) (110.86%)						$48,064,503
Liabilities in excess of other assets (-10.86%)						(4,708,786)
Net Assets — 100.00%						$43,355,717

[a]	Investment Funds are restricted as to resale.

[b]	Non-income producing.

[c]	The rate quoted is the annualized seven-day yield of the fund at the period end.

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Schedule of Investments (continued)
October 31, 2022 (unaudited)

Summary by Investment Type	Value	% of Net Assets
Commercial Asset Based Lending	$4,304,382	9.93
Commercial Real Estate Bridge Lending	8,972,575	20.70
Diversified Asset-Based Lending	9,615,165	22.18
Financial Asset Based Lending	1,210,957	2.79
Ginnie Mae Early Buyout	1,805,617	4.16
Opportunistic Real Estate Lending	3,845,847	8.87
Opportunistic Credit	4,969,884	11.46
Residential Real Estate Development Lending	7,173,090	16.54
Structured Credit	5,186,198	11.96
Short-Term Investments	980,788	2.26
Total Investments	48,064,503	110.86
Liabilities in excess of other assets	(4,708,786)	(10.86)
Total	$43,355,717	100.00

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Statement of Assets and Liabilities
October 31, 2022 (unaudited)

Assets:
Investments, at value (cost $48,129,584)	$48,064,503
Receivables:
Interest	2,835
Fund shares sold	40,000
Prepaid expenses	87,542
Other assets	152,817
Total assets	48,347,697

Liabilities:
Credit facility (see note 12)	4,875,000
Professional fees	47,993
Interest	28,684
Accounting and administrative fees	18,468
Transfer agent fees and expenses	10,335
Shareholder servicing fees	7,318
Custody fees	2,644
Management fees (see note 5)	692
Chief compliance officer fees	86
Distribution fees (Investor Class) (see note 5)	66
Accrued other expenses	694
Total liabilities	4,991,980
Net assets	$43,355,717

Commitments and contingencies (see note 10)

Net assets consist of:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$43,881,212
Total accumulated deficit	(525,495)
Net assets	$43,355,717

Net assets:
Investor Class	$20,474
Institutional Class	43,335,243

Shares outstanding:
Investor Class	2,140
Institutional Class	4,516,811

Net asset value per share:
Investor Class	$9.57
Institutional Class	9.59

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Statement of Operations
Six Months Ended October 31, 2022 (unaudited)

Investment income:
Interest income	$14,215
Dividend income	1,333,086
Total investment income	1,347,301

Expenses:
Management fee (see note 5)	228,460
Interest expense	98,750
Professional fees	72,563
Accounting and administrative fees	59,832
Transfer agent fees and expenses	28,953
Trustee fees	28,830
Offering costs (see note 2)	21,270
Chief compliance officer fees	13,886
Registration fees	12,032
Custody fees	8,283
Shareholder servicing fees	7,318
Shareholder reporting fees	5,644
Insurance expense	4,291
Distribution fees (Investor Class) (see note 5)	25
Other expenses	75,119
Total expenses:	665,256
Contractual expense waivers (see note 5)	(228,660)
Net expenses	436,596
Net investment income	910,705

Net realized and unrealized gain (loss):
Net realized loss on:
Investments	(111,631)
Net change in unrealized appreciation on:
Investments	(787,326)
Net realized and unrealized loss	(898,957)
Net increase in net assets resulting from operations	$11,748

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Statements of Changes in Net Assets

	Six Months Ended October 31, 2022 (Unaudited)	Period Ended April 30, 2022[1]
Increase in net assets resulting from operations:
Net investment income	$910,705	$584,909
Net realized loss	(111,631)	(88,938)
Net change in unrealized appreciation/depreciation	(787,326)	722,245
Net increase in net assets resulting from operations	11,748	1,218,216

Distributions to shareholders:
Investor Class	(272)	(690)
Institutional Class	(566,773)	(1,207,501)
Total distributions to shareholders	(567,045)	(1,208,191)

Return of capital to shareholders:
Investor Class	(338)	(211)
Institutional Class	(676,737)	(407,358)
Total return of capital to shareholders	(677,075)	(407,569)

Capital transactions:
Proceeds from shares sold:
Investor Class	—	20,000
Institutional Class	4,227,664	38,791,899
Reinvestment of distributions:
Investor Class	611	750
Institutional Class	936,682	1,088,540
Cost of shares repurchased:
Institutional Class	(180,513)	—
Net increase in net assets from capital transactions	4,984,444	39,901,189

Total increase in net assets	3,752,072	39,503,645

Net assets:
Beginning of period	39,603,645	100,000 [2]
End of period	$43,355,717	$39,603,645

Capital share transactions:
Shares sold:
Investor Class	—	2,000
Institutional Class	437,274	3,880,289
Shares reinvested:
Investor Class	64	76
Institutional Class	97,473	109,972
Shares repurchased:
Institutional Class	(18,197)	—
Net increase from capital share transactions	516,614	3,992,337

(1)

Reflects operations for the period from July 1, 2021 (Commencement of operations) to April 30, 2022. Prior to the inception date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

(2)	The investment manager made the initial share purchase of $100,000 on April 29, 2021. The total initial share purchase of $100,000 included 10,000 shares which were purchased at $10.00 per share.

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Statement of Cash Flows
For the Six Months Ended October 31, 2022 (unaudited)

Cash flows from operating activities:
Net increase in net assets from operations	$11,748
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(32,805,538)
Proceeds from redemptions, sales, or other dispositions of investments	26,816,221
Net realized loss on investments	111,631
Net change in unrealized/appreciation depreciation on:
Investments	787,326
Changes in operating assets and liabilities:
Assets:
Interest	42,363
Deferred offering costs	21,270
Due from investment manager	762
Prepaid expenses	23,434
Other assets	(152,817)
Liabilities:
Management fees	692
Custody fees	1,200
Accounting and administration fees	(2,450)
Professional fees	(46,870)
Transfer agent fees and expenses	2,323
Chief compliance officer fees	86
Distribution fees (Investor Class)	25
Shareholder servicing fees	7,318
Trustee fees	(7,500)
Interest	17,391
Accrued other expenses	(3,939)
Net cash used in operating activities	(5,175,324)

Cash flows from financing activities:
Proceeds from credit facility	9,900,000
Repayments on credit facility	(8,425,000)
Proceeds from shares sold	4,187,664
Payments for shares repurchased	(180,513)
Cash distributions paid, net of reinvestments	(306,827)

Net cash provided by financing activities	5,175,324

Cash at beginning of period	—

Cash at end of period	$—

Supplemental disclosure of cash activity:
Interest expense on borrowings	$98,750

Supplemental disclosure of non-cash activity:
Reinvestments of distributions	$937,293

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Financial Highlights
For a Share of Common Stock Outstanding Throughout the Periods Indicated

	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Distributions to shareholders from return of capital	Total distributions	Net asset value, end of period	Total return[2,3]	Gross expenses[4,5]	Net expenses[4,5,6]	Net investment income[4,6]	Net assets, end of period (in thousands)	Portfolio turnover rate[3]
Investor Class
Six months ended October 31, 2022 (unaudited)	$9.88	$0.20	$(0.22)	$(0.02)	$(0.13)	$0.00	$(0.16)	$(0.29)	$9.57	(0.17)%	3.44%	2.35%	4.13%	$20	27%
Period ended April 30, 2022[7]	10.00	0.14	0.19	0.33	(0.30)	(0.02)	(0.13)	(0.45)	9.88	3.32	3.09	1.21	1.70	21	9
Institutional Class
Six months ended October 31, 2022 (unaudited)	9.90	0.21	(0.23)	(0.02)	(0.13)	0.00	(0.16)	(0.29)	9.59	(0.16)	3.20	2.10	4.38	43,335	27
Period ended April 30, 2022[7]	10.00	0.17	0.18	0.35	(0.30)	(0.02)	(0.13)	(0.45)	9.90	3.59	2.84	0.97	2.01	39,583	9

[1]	Based on average shares outstanding during the period.
[2]

Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period. The return would have been lower if certain expenses had not been waived or reimbursed by the investment manager.

[3]	Not annualized for periods less than one year.
[4]	Annualized for periods less than one year, with the exception of non-recurring organizational costs.
[5]	Percentages shown include interest expense. Gross and net expense ratios, respectively, excluding interest expense and commitment fees are as follows:
	Gross Expenses[4]	Net Expenses[4]
Investor Class
Six months ended October 31, 2022 (unaudited)	2.63%	1.54%
Period ended April 30, 2022[7]	3.01	1.14
Institutional Class
Six months ended October 31, 2022 (unaudited)	2.39	1.29
Period ended April 30, 2022[7]	2.77	0.90

[6]

The contractual and voluntary fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 5). For the period ended April 30, 2022, the contractual and voluntary fee and expense waivers amounted to $533,020, or 1.83%, and $15,397, or 0.05%, respectively and the Investment Manager additionally voluntarily waived $2, or 0.01%, of the Investor Class Shareholder Servicing fees.

[7]	Reflects operations for the period from July 1, 2021 (Commencement of operations) to April 30, 2022.

Credit Facility, period ended:	October 31, 2022*[1]	April 30, 2022[2]
Senior securities, end of period (000’s)	$4,875	$3,400
Asset coverage, per $1,000 of senior security principal amount	9,885	12,648
Asset coverage ratio of senior securities	989%	1265%

*	Unaudited.
[1]	For the six months ended October 31, 2022.
[2]	For the period from July 1, 2021 (Commencement of operations) to April 30, 2022.

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements
October 31, 2022 (unaudited)

1. Organization

AFA Multi-Manager Credit Fund (the “Fund”) was established as a Delaware statutory trust on January 27, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act. The Fund commenced operations on July 1, 2021.

The Fund’s primary investment objective is to provide a high level of current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets including any borrowings for investment purposes, either directly or indirectly, in a range of private and public credit securities and other credit-related investments. The Fund is a “fund of funds” that intends to allocate its assets primarily among a range of investment vehicles (“Investment Funds”) that are managed by a select group of experienced institutional managers (“Underlying Managers”) identified for their expertise in implementing various credit strategies. The Fund may also invest in direct investments typically originated, serviced, and/or underwritten by Underlying Managers.

Alternative Fund Advisors, LLC (the “Investment Manager”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended, serves as the investment adviser of the Fund. Aon Investments USA Inc. (the “Sub-Adviser) serves as the sub-adviser to the Fund.

The Board of Trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates — The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Income Recognition and Expenses — Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) (see Note 5).

Distributions to Shareholders — The Fund intends to make quarterly distributions to shareholders equal to 6% annually of the Fund’s net asset value (“NAV”) per share. This predetermined dividend rate may be modified by the Board from time to time. The character of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Investment Valuation — In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Pursuant to the Fund’s valuation policies, effective September 8, 2022, the Board has delegated to the Investment Manager, as valuation designee (the “Valuation Designee”) the day-to-day responsibility for fair valuation determinations and pricing of the investments subject to oversight by the Board. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, generally at an amount equal to the NAV of the Fund’s investment in the Investment Funds as

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
October 31, 2022 (unaudited)

determined by the Investment Fund’s general partner or investment manager. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. Preferred Partnership Units are reported in the Fund’s Statement of Assets and Liabilities at fair value based on the initial capital contribution, subject to certain revisions, such as material changes in the terms of the Preferred Partnership Units or if the Investment Manager becomes aware of any fundamental change that is not reflected in the initial capital contribution. Investments in Preferred Partnership Units are categorized in Level 3 of the fair value hierarchy. Because of the inherent uncertainty of valuations of the investments in the Investment Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Investment Funds existed, and the differences could be material. In accordance with its valuation policies, if no such information is available, or if such information is deemed to not be reflective of fair value by the Valuation Designee, an estimated fair value is determined in good faith by the Valuation Designee pursuant to the Fund’s valuation procedures. Investments in open-end investment companies, including money market funds, are valued at their reported NAV per share.

Offering Costs — Offering costs include registration fees and fees regarding the preparation and printing of the initial registration statement. Offering costs are accounted for as deferred costs until operations begin and are then amortized over twelve months on a straight-line basis. As of October 31, 2022, no offering costs remains as an unamortized deferred asset as the total offering costs in the amount of $130,482 have been expensed subject to the Fund’s Expense Limitation Agreement, of which $21,270.09 were expensed during the six months ended October 31, 2022.

Federal Income Taxes — The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund utilizes a tax-year end of October 31 and the Fund’s income and federal excise tax returns and all financial records supporting the prior year returns are subject to examination by the federal and Delaware revenue authorities. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of October 31, 2022.

3. Capital Stock

Shares of beneficial interest of the Fund (“Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended. The SEC has granted the Fund exemptive relief permitting the Fund to offer multiple classes of Shares. The Fund’s registration statement allows it to offer two classes of Shares designated as Investor Class (“Investor Class Shares”) and Institutional Class (“Institutional Class Shares”). Investor Class Shares and Institutional Class Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment by any investor in the Investor Class Shares is $25,000 and the minimum initial investment by any investor in Institutional Class Shares is $1,000,000. However, the Fund, in its sole discretion, may accept investments below the specified minimums. As of October 31, 2022, the Investor Class was closed to new investors. The following groups of investors are eligible to purchase Institutional Class Shares without any initial minimum investment requirement:

●	defined benefit plans, endowments and foundations, investment companies, and other institutional investors not specifically enumerated;

●

accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, provided that the minimum aggregate value of such accounts is $1,000,000, or that in the Fund’s opinion there is adequate intent to reach such aggregate value within 12 months;

●	principals and employees of the Investment Manager, the Sub-Adviser, the Underlying Managers or their respective affiliates and their immediate family members.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
October 31, 2022 (unaudited)

Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Neither Investor Class Shares nor Institutional Class Shares are subject to an initial sales charge.

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the shareholders’ desire for liquidity.

The Fund has adopted a fundamental policy to conduct quarterly repurchase offers at NAV. The Fund will offer to repurchase 5% of the Fund’s Shares, unless the Board has approved a different amount (between 5% and 25% of its outstanding Shares for a particular repurchase offer).

During the six months ended October 31, 2022, the Fund had two Repurchase Offers as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
July 8, 2022	August 8, 2022	5%	—%[1]	—	[1]
October 7, 2022	November 7, 2022	5%	—%[1]	—	[1]

[1]	No shares repurchased.

4. Fair Value Disclosures

U.S. GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – unadjusted quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including inputs that are not derived from market data or cannot be corroborated by market data and when the investment is not redeemable in the near term.

Investments in Investment Funds are reported in the Fund’s Statement of Assets and Liabilities at NAV per share (or its equivalent) without further adjustment, as a practical expedient of fair value and therefore these investments are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a privately offered investment represents the amount that the Fund could reasonably expect to receive from the Investment Fund if the Fund’s investment is withdrawn at the measurement date based on NAV. These investments are redeemable at NAV under the original terms of the Fund’s agreements and/or subscription agreements and based on the operations of the Investment Funds. However, it is possible that these redemption rights may be restricted or eliminated by the Investment Funds in the future in accordance with the Investment Fund agreements.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
October 31, 2022 (unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs used to value the Fund’s assets and liabilities as of October 31, 2022:

Investments	Level 1	Level 2	Level 3	NAV as a Practical Expedient	Total
Short-Term Investments	$980,788	$—	$—	$—	$980,788
Preferred Partnership Units	—	—	—	—	—
Primary Investment Funds	—	—	—	47,083,715	47,083,715
Total	$980,788	$—	$—	$47,083,715	$48,064,503

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

Beginning balance May 1, 2022	Transfers into Level 3	Transfers out of Level 3	Total realized gain/(loss)	Total unrealized appreciation/ (depreciation)	Purchases	Sales	Balance as of October 31, 2022
$6,000,000	$—	$—	$90,000	$—	$—	$(6,090,000)	$—

5. Investment Management Fee and Other Expenses

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager for an initial two-year term ending April 21, 2023. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly investment management fee (“Investment Management Fee”) at the rates set forth below, payable monthly in arrears, accrued daily based upon the Fund’s average daily net assets.

Average Daily Net Assets of the Fund	Investment Management Fee (Annualized Rate)
First $500 million	1.10%
Over $500 million to $1 billion	1.05%
Over $1 billion	1.00%

The Investment Management Fee will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. For the six months ended October 31, 2022, the Fund incurred $228,460 in Investment Management Fees.

The Fund has entered into a sub-advisory agreement with the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”), under which the Sub-Adviser receives a portfolio management fee paid by the Investment Manager out of the Investment Management Fee at the rates set forth below, provided, that the minimum annual portfolio management fee paid

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
October 31, 2022 (unaudited)

to the Sub-Adviser under the Sub-Advisory Agreement will not be less than $275,000. Prior to August 17, 2022, the terms of the Sub-Advisory Agreement provided that the minimum annual portfolio management fee paid to the Sub-Adviser under the Sub-Advisory Agreement would not be less than $100,000.

Average Daily Net Assets of the Fund	Fees (Annualized Rate)
First $500 million	0.20%
Over $500 million to $1 billion	0.15%
Over $1 billion	0.10%

Pursuant to the Fund’s Expense Limitation Agreement, the Investment Manager has agreed to reimburse expenses of the Fund (“Reimbursement”) so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.35% on an annualized basis for Investor Class Shares and Institutional Class Shares (the “Expense Limit”). Specified Expenses for this purpose include all Fund expenses (including the shareholder service fees) other than the management fee, fees and interests on borrowed funds, distribution fees, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses. The Expense Limit will be in effect through June 30, 2023, and may not be increased nor may the Expense Limitation Agreement be terminated before such time by the Fund or the Investment Manager. For a period not to exceed three years from the date on which a Reimbursement is made, the Investment Manager may recoup amounts reimbursed, provided such recoupment will not cause the Fund’s expenses to exceed the lesser of the expense limit in effect at the time of the waiver or the expense limit in effect at the time of recapture. Prior to July 1, 2022, the Investment Manager had agreed to assume expenses of the Fund if required to ensure the total annual expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) did not exceed 1.20% and 0.95% of the average daily net assets of Investor Class Shares and Institutional Class Shares, respectively. During the six months ended October 31, 2022, the Investment Manager waived $228,660 in Investment Management Fees under the Expense Limitation Agreement.

The following amounts are subject to recapture by the Investment Manager by the following dates:

Period of Expiration
April 29, 2024	$49,591
April 30, 2025	$533,020
October 31, 2025	$228,660

Pursuant to the Fund’s distribution agreement (the “Distribution Agreement”), Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Distributor may retain additional unaffiliated broker-dealers to assist in the distribution of Fund Shares. Under the Distribution Agreement, prior to October 1, 2022, the Fund paid a distribution and servicing fee of up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Investor Class Shares to the Distributor or other qualified recipients. Effective October 1, 2022 the distribution and servicing fee was renamed the distribution fee (the “Distribution Fee”). Also, effective October 1, 2022 a new shareholder servicing fee (the “Shareholder Servicing Fee”) of 0.20% was instituted for both share classes. Each of the Distribution Fee and the Shareholder Servicing Fee are paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund.

Vigilant Compliance, LLC provides chief compliance officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the six months ended October 31, 2022 are reported on the Statement of Operations.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
October 31, 2022 (unaudited)

The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide administrative services and to assist with operational needs. In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services.

A trustee and an officer of the Fund are employees of the Administrator. The Fund does not compensate the trustee or officer affiliated with the Administrator. For the six months ended October 31, 2022, the Fund’s allocated fees incurred for trustees are reported on the Statement of Operations.

UMB Bank, n.a. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum monthly custodian fee.

6. Investment Transactions

For the six months ended October 31, 2022, purchases and sales of investments, excluding short-term investments, were $16,447,996 and sales of $10,687,569 in the Fund.

7. Federal Income Taxes

Accounting for Uncertainty in Income Taxes requires management of the Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last three tax years and the interim tax period since then). The Fund did not have any examinations in progress during the six months ended October 31, 2022. Management of the Fund reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Fund’s reported net assets or results of operations as of and during the six months ended October 31, 2022. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

At October 31, 2022, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$46,981,554
Gross unrealized appreciation	1,646,420
Gross unrealized depreciation	(563,471)
Net unrealized appreciation	$1,082,949

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in investment transactions.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
October 31, 2022 (unaudited)

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the tax year ended October 31, 2021, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$(19,777)	$19,777

As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax distributable earnings	—
Accumulated capital and other losses	(18,662)
Unrealized appreciation on investments	404,196
Total distributable earnings	$385,534

The tax character of the distribution paid during the tax year ended October 31, 2021 were as follows:

Distributions paid from:	2021
Ordinary income	$68,876
Net long term capital gains	—
Return of capital	407,569
Total distributions paid	$476,445

8. Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

9. Principal Risks

General Economic and Market Conditions. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
October 31, 2022 (unaudited)

Repurchase Offers; Limited Liquidity. The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Borrowing, Use of Leverage. The Fund may leverage its investments by “borrowing.” The use of leverage increases both risk of loss and profit potential. The Investment Manager and/or Sub-Adviser may cause the Fund to use various methods to leverage investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, (iii) use of short sales, or (iv) a combination of these methods. The Fund expects that under normal business conditions it will utilize a combination of the leverage methods described above. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets less all liabilities not represented by such indebtedness. The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders.

Additionally, Investment Funds may leverage their trading (and in certain cases, at significant levels) through borrowings from banks and other lenders to leverage investments, utilize futures, forwards, swaps and other derivatives to acquire leverage, finance investments through repurchase agreements, total return swaps and options and trade securities and derivatives on margin. The use of leverage increases risk and generates interest expense, but also may increase the investment return. For example, when an Investment Fund is leveraged, a small increase or decrease in the value of the Investment Fund’s investments will result in a larger increase or decrease, respectively, in the NAV of the Underlying Manager’s investments than would otherwise be the case.

Non-Diversified Status. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Large Shareholder Transactions Risk. Shares of the Fund may be offered to certain other investment companies, large retirement plans and other large investors such as advisory firms that exercise control over a large number of individual investor accounts. As a result, the Fund is subject to the risk that those shareholders may purchase or redeem a large amount of Shares of the Fund. To satisfy such large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, large purchases of Fund Shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large shareholder activity could also generate increased transaction costs and cause adverse tax consequences.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
October 31, 2022 (unaudited)

Risks of Securities Activities of the Fund and Underlying Managers. The Fund and the Underlying Managers will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Investment Manager and/or Sub-Adviser will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the shareholders will not suffer losses.

Alternative Investments Risk. Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. An investment in alternative investment products is speculative, involves substantial risks, and should not constitute a complete investment program.

Asset Allocation Risk. The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and strategies. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform other asset classes, strategies or available investments.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts in which the Fund may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any exchanges on which its positions trade or of the clearinghouses for those exchanges.

The Fund, Investment Manager and Sub-Adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, there can be no assurance that the Fund and its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

To satisfy any repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund will be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value. In addition, any repurchase completed while the Fund has unrealized losses may cause the investors whose shares were repurchased to crystalize their losses even if such unrealized losses do not ultimately convert into realized losses.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes were implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. Although vaccines for COVID-19 have become more widely available, the duration of the COVID-19 outbreak and its variants and its full impacts are also unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
October 31, 2022 (unaudited)

Pandemic Risk. The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the marketplace, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

Counterparty Credit Risk. Many of the markets in which the Fund effects its transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent the Fund invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, the Fund is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating its investments with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

On August 19, 2022, SEC Rule 18f-4 under the Investment Company Act relating to a registered investment company’s use of derivatives and related instruments went into effect. The new rule imposes value-at-risk leverage limits, requires the adoption of policies related to derivatives, mandates reporting to funds’ boards, and requires reporting to the SEC and regulates fund’s use of reverse repurchase agreements and unfunded commitment agreements. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. The ultimate impact of the new rule remains unclear, but it may limit the Fund’s ability to engage in derivatives transactions and/or increase the costs of such transactions.

Fraud Risk. Of paramount concern in loan investments is the possibility of material misrepresentation or omission on the part of the borrower or loan seller. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan. The Fund will rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness.

10. Commitments

As of October 31, 2022, the Fund had outstanding investment commitments to Investment Funds that have not yet called capital in the amount of $9,663,805.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
October 31, 2022 (unaudited)

The following table represents investment strategies, unfunded commitments and redemptive securities of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of October 31, 2022:

Investment Fund	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period (Days)	Lock-Up Period (Months)
1 Sharpe Income ADV LP2	$7,173,090	$—	Semi-Annual	90	12
Alcova Capital Yield Premium Fund, LP1	8,972,575	—	N/A	90	18
Brigade Structured Credit Fund LP2	1,532,943	—	Quarterly	60	N/A
Callodine Asset Based Loan Fund II, LP	4,304,382	735,418	N/A	N/A	N/A
CoVenture Credit Opportunities Partners Fund LP1	1,210,957	6,803,059	Quarterly	90	N/A
HCM U.S. Feeder, LP2	4,969,884	—	Semi-Annual	90	12
Lynx EBO Fund II(B) SPC	1,805,617	—	N/A	N/A	N/A
Mavik Real Estate Special Opportunities Fund, LP	3,845,847	2,125,328	N/A	N/A	N/A
OHPC LP1	9,615,165	—	Quarterly	90	12
Serone Multi-Strategy Credit U.S. Feeder LP2	3,653,255	—	Monthly	60	12
Total	$47,083,715	$9,663,805

[1]

Upon submitting a redemption notice, limited partners will become a liquidating investor. Interest and principal are returned for the investments in which the fund has invested, and shall not be reinvested in the fund thereafter.

[2]	Redemption provisions limit the amount redeemable on a given redemption date, and could require multiple periods to fully redeem.

11. Beneficial Ownership & Related Party Transactions

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the Investment Company Act. As of October 31, 2022, an investor owned approximately 59% of the Fund. This entity is an affiliate of the Fund and may be deemed to be affiliated with the Investment Manager.

12. Revolving Credit Facility

Effective March 25, 2022, the Fund entered into a secured, revolving line of credit facility with NexBank (the “Credit Facility”) with a stated initial maturity date of March 25, 2023, and an option for the borrower to extend the maturity date until March 25, 2024 if certain conditions are met. The Fund may borrow an amount up to the lesser of the Credit Facility maximum commitment financing of $10,000,000 or one-third of the value of its total net assets less liabilities not represented by the Credit Facility payable for borrowings. The interest rate on borrowings from the Credit Facility is equal to 1-month US Treasury Yield plus 4.25% per annum with a floor rate of 4.50%. During the six months ended October 31, 2022, the average principal balance outstanding and related average interest rate was approximately $3,037,431 and 6.23% per annum, respectively, and the maximum outstanding balance of the Credit Facility was $5,800,000. At October 31, 2022, the principal balance outstanding was $4,875,000 at an interest rate of 7.73% per annum.

13. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements and has identified the following for disclosure in the Fund’s subsequent events:

On November 7, 2022, the Fund completed a quarterly Repurchase Offer (see Note 3) resulting in none of the Fund’s Shares being repurchased.

AFA MULTI-MANAGER CREDIT FUND
Additional Information
October 31, 2022 (unaudited)

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available, without charge and upon request, on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 844-440-4450 or on the SEC’s website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available without charge and upon request by calling 844-440-4450 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Tax Information

For the tax year ended October 31, 2021, 0% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as qualified dividend income.

For the tax year ended October 31, 2021, 0% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.

APPROVAL OF AMENDED SUB-ADVISORY AGREEMENT

At a special meeting of the Board held on August 17, 2022 (the “Meeting”), by a unanimous vote, the Board of the Fund, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), approved an amendment to the Investment Sub-Advisory Agreement among Alternative Fund Advisors, LLC (the “Investment Manager”), the Fund and Aon Investments USA Inc. (the “Sub-Adviser”) (as amended, the “Amended Sub-Advisory Agreement”).

In advance of the Meeting, the Independent Trustees requested and received materials from the Sub-Adviser to assist them in considering the approval of the Amended Sub-Advisory Agreement. Among other things, the Independent Trustees reviewed reports from third parties and the Sub-Adviser about the below factors. The Board did not consider any single factor as controlling in determining whether to approve the Amended Sub-Advisory Agreement nor are the items described herein all-encompassing of the matters considered by the Board. Pursuant to relief granted by the SEC in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the Meeting was held by videoconference.

The Board engaged in a detailed discussion of the materials submitted by the Sub-Adviser. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Amended Sub-Advisory Agreement.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Sub-Adviser to the Fund under the Amended Sub-Advisory Agreement, including the selection of Fund investments and underlying managers. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Sub-Adviser, including among other things, providing office facilities, equipment, and personnel. The Board noted that the services to be provided under the Amended Sub-Advisory Agreement would be the same as the services provided under the current agreement. The Board also reviewed and considered the qualifications of the investment professionals and other key personnel of the Sub-Adviser who provide the investment advisory services to the Fund, and will continue to provide such services under the Amended Sub-Advisory Agreement. The Board determined that the Sub-Adviser’s

AFA MULTI-MANAGER CREDIT FUND
Additional Information (continued)
October 31, 2022 (unaudited)

investment professionals and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Sub-Adviser’s compliance policies and procedures. The Board concluded that the overall quality of the sub-advisory and administrative services was satisfactory.

Experience and Performance

The Board considered the investment experience of the Sub-Adviser and the performance of the Fund since inception. The Board also considered the performance of similarly managed accounts of the Sub-Adviser. The Board concluded the performance of the Fund was satisfactory.

Fees and Expenses

The Board considered the amended sub-advisory fee rate and total expenses of the Fund, noting that the Adviser pays the Sub-Adviser from its fees and the total expenses of the Fund were not expected to change as a result of the change in the sub-advisory fee rate. They reviewed the sub-advisory fee payable to the Sub-Adviser as compared to the fees of other similar accounts managed by the Sub-Adviser. The Board noted that the sub-advisory fee was comparable to the fees payable by other accounts managed by the Sub-Adviser. The Board concluded that the sub-advisory fee to be paid by the Investment Manager was reasonable and satisfactory in light of the services to be provided.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s sub-advisory fee under the Amended Sub-Advisory Agreement. The Board considered the Fund’s sub-advisory fees to be paid to the Sub-Adviser by the Investment Manager and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board also determined that there will be some economies of scale as the Fund grows over time. The Board considered that, since the Fund’s sub-advisory fee has breakpoints, the sub-advisory fees would be reduced as assets in the Fund increase up to a specified level.

Profitability of the Sub-Adviser and Affiliates

The Board considered and reviewed information concerning the estimated costs to be incurred and profits to be realized by the Sub-Adviser from its relationship with the Fund. The Board determined that the compensation to the Sub-Adviser was reasonable and its financial condition continued to be stable.

Ancillary and Other Benefits to Sub-Adviser

The Board acknowledged that the Sub-Adviser was not expected to receive any ancillary benefits other than reputational and relationship benefits from its work with the Fund. The Board noted that the Sub-Adviser had no affiliations with the Fund’s transfer agent, fund accountant, custodian, distributor and therefore, it does not derive any benefits from the relationships these parties have with the Fund.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Amended Sub-Advisory Agreement.

AFA MULTI-MANAGER CREDIT FUND
Privacy Notice
October 31, 2022 (unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● Account balances

● Account transactions

● Transaction history

● Wire transfer instructions

● Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-440-4450

AFA MULTI-MANAGER CREDIT FUND
Privacy Notice (continued)
October 31, 2022 (unaudited)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make a wire transfer

● Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Alternative Fund Advisor LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

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Investment Manager

Alternative Fund Advisors, LLC
101 Federal Street, Suite 1900
Boston, MA 02110
Website: www.alternativefundadvisors.com

Custodian Bank

UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

Fund Administrator, Transfer Agent and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor

Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
151 N Franklin Street, Suite 575
Chicago, Illinois 60606

(b) Not applicable.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to semi-annual reports.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to semi-annual reports.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures

(a)	The registrant's principal executive officer and principal financial officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant's service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1)	Not applicable to semi-annual reports.

(2)	Certifications pursuant to Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3)	Not applicable.

(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	AFA Multi-Manager Credit Fund

By	/s/ Marco Hanig
Title	Marco Hanig, Principal Executive Officer

Date	1/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Marco Hanig
Title	Marco Hanig, Principal Executive Officer

Date	1/6/2023

By	/s/ Rafi Labourdette
Title	Rafi Labourdette, Principal Financial Officer

Date	1/6/2023